Exhibit 21

ENTITY	JURISDICTION

Arcadia Gas Storage, LLC	Texas
Appalachia Midstream Services, L.L.C.	Oklahoma
Aurora Hydrogen Inc.	Alberta
BPEH-CXL Holdings LLC	Delaware
Bargath LLC	Delaware
Baton Rouge Fractionators LLC	Delaware
Baton Rouge Pipeline LLC	Delaware
Black Marlin Pipeline LLC	Texas
Blue Racer Finance Corp.	Delaware
Blue Racer Midstream, LLC	Delaware
Blue Racer Midstream Holdings, LLC	Delaware
Blue Racer NGL Pipelines, LLC	Delaware
Blue Racer Ohio Compression, LLC	Delaware
Bluestem Gas Services, L.L.C.	Oklahoma
Bluestem Pipeline LLC	Delaware
Branch Midstream Company, LLC	Texas
Brazos Permian II, LLC	Delaware
Cadeville Gas Storage LLC	Delaware
Carbon County UCG, Inc.	Delaware
Carbonate Trend Pipeline LLC	Delaware
Cardinal Gas Services, L.L.C.	Delaware
Cardinal Operating Company, LLC	Delaware
Cardinal Pipeline Company, LLC	North Carolina
Crowheart Energy, LLC	Delaware
DMP NEW YORK, INC.	New York
Dauphin Island Gathering Partners	Texas
Discovery Gas Transmission LLC	Delaware
Discovery Producer Services LLC	Delaware
EIC Rose Rock Ventures I, LP	Delaware
EIC Deep Carbonization Frontier Fund I LP	Delaware
Edge Solar LLC	Delaware
Emerging Energy Ventures, LLC	Delaware
Encino Environmental Holdings LLC	Delaware
Energy Impact Fund II (FT-D) LP	Delaware
Energy Impact Fund II LP	Delaware
Endeavor Gathering LLC	Delaware
Fossett Columbine, LLC	Delaware
Gemini Arklatex, LLC	Delaware
Gemini Arklatex Services, LLC	Delaware

Exhibit 21

ENTITY	JURISDICTION

Gemini Carthage Pipeline, LLC	Delaware
Gulfstar One LLC	Delaware
Gulfstream Management & Operating Services, L.L.C.	Delaware
Gulfstream Natural Gas System, L.L.C.	Delaware
Hill-Lake Gas Storage, LLC	Texas
Ion Clean Energy, Inc.	Delaware
Ingu Solutions Inc.	New Brunswick
Inland Ports, Inc.	Tennessee
Katy Connector Pipeline, LLC	Delaware
Kiowa Lateral LLC	Delaware
Laurel Mountain Midstream Operating LLC	Delaware
Laurel Mountain Midstream, LLC	Delaware
LongPath Technologies, Inc.	Delaware
Louisiana Energy Gateway LLC	Delaware
Louisiana Midstream Gas Services, L.L.C.	Oklahoma
Magnolia Midstream Gas Services, L.L.C.	Oklahoma
Marsh Resources, LLC	Delaware
Mid-Continent Fractionation and Storage, LLC	Delaware
Mockingbird Midstream Gas Services, L.L.C.	Oklahoma
Monarch Pipeline LLC	Delaware
MountainWest Energy Holding Company, LLC	Utah
MountainWest Energy Services, LLC	Utah
MountainWest Field Services, LLC	Utah
MountainWest Overthrust Pipeline, LLC	Utah
MountainWest Pipeline Services, LLC	Utah
MountainWest Pipeline, LLC	Utah
MountainWest Pipelines Holding LLC	Delaware
MountainWest Southern Trails Pipeline Company	Utah
MountainWest White River Hub, LLC	Utah
NT Minerals, LLC	Texas
New Energy Ventures Holdco, LLC	Delaware
NorTex Development Company, LLC	Delaware
NorTex Midstream Holdings, LLC	Delaware
NorTex Midstream Partners, LLC	Delaware
NorTex Trading and Marketing, LLC	Texas
Northwest Pipeline LLC	Delaware
Ohio Valley Midstream LLC	Delaware
Oklahoma Midstream Gas Services, L.L.C.	Oklahoma
Orbital Sidekick, Inc.	Delaware

Exhibit 21

ENTITY	JURISDICTION

Overland Pass Pipeline Company LLC	Delaware
Pacific Connector Gas Pipeline, LP	Delaware
Parachute Pipeline LLC	Delaware
Permian Connector, LLC	Delaware
Perryville Gas Storage LLC	Delaware
Pine Needle LNG Company, LLC	North Carolina
Pine Needle Operating Company, LLC	Delaware
Pine Prairie Energy Center, LLC	Delaware
Ponder Midstream Gas Services, L.L.C.	Delaware
Power Eight Project LLC	Delaware
Reserveco Inc.	Delaware
Rocky Mountain Midstream Holdings LLC	Delaware
Rocky Mountain Midstream JV Holdings LLC	Delaware
Rocky Mountain Midstream LLC	Texas
Rocky Mountain Midstream Marketing LLC	Texas
Rocky Mountain Midstream Pipeline LLC	Texas
SG Resources Mississippi, L.L.C.	Delaware
Sequent Energy Canada LLC	Delaware
Sequent Energy Management LLC	Delaware
Socagee Midstream Gas Services LLC	Delaware
South Mansfield E&P, LLC	Delaware
TWC Holdings C.V.	Netherlands
Targa Train 7 LLC	Delaware
Texas Midstream Gas Services, L.L.C.	Oklahoma
The Williams Companies Foundation, Inc.	Oklahoma
The Williams Companies International Holdings B.V.	Dutch BV
TransCardinal Company, LLC	Delaware
TransCarolina LNG Company, LLC	Delaware
Transco Exploration Company	Delaware
Transcontinental Gas Pipe Line Company, LLC	Delaware
UEOM NGL Pipelines LLC	Delaware
Utica East Ohio Midstream LLC	Delaware
Utica Gas Services, L.L.C.	Oklahoma
WFS - Liquids LLC	Delaware
WFS Dauphin Island, LLC	Delaware
WFS Gathering Company, L.L.C.	Delaware
WFS Mobile Bay Processing, LLC	Delaware
WFS Natural Gas Storage, LLC	Delaware
Wamsutter LLC	Delaware

Exhibit 21

ENTITY	JURISDICTION

Wamsutter E&P, LLC	Delaware
White River Hub, LLC	Delaware
WilPro Energy Services (El Furrial) Limited	Cayman Islands
WilPro Energy Services (Pigap II) Limited	Cayman Islands
Williams Acquisition Holding Company LLC	New Jersey
Williams Alaska Petroleum, Inc.	Alaska
Williams Blu Operating LLC	Delaware
Williams CRE LLC	Delaware
Williams CV Holdings LLC	Delaware
Williams Cardinal Gas, LLC	Delaware
Williams Compression LLC	Oklahoma
Williams Express LLC	Delaware
Williams Express, Inc.	Alaska
Williams Field Services - Gulf Coast Company LLC	Delaware
Williams Field Services Company, LLC	Delaware
Williams Field Services Group, LLC	Delaware
Williams Flexible Generation, LLC	Delaware
Williams Front Range LLC	Delaware
Williams Gas Processing - Gulf Coast Company LLC	Delaware
Williams Gilcrest, LLC	Delaware
Williams Global Energy (Cayman) Limited	Cayman Islands
Williams Global Holdings LLC	Delaware
Williams Headquarters Building LLC	Delaware
Williams Holdings and Manufacturing LLC	Delaware
Williams Hutch Rail Company, LLC	Delaware
Williams IP Holdings, LLC	Delaware
Williams Information Technology LLC	Delaware
Williams International Company LLC	Delaware
Williams International El Furrial Limited	Cayman Islands
Williams International Pigap Limited	Cayman Islands
Williams International Venezuela Limited	Cayman Islands
Williams LNG, LLC	Delaware
Williams Laurel Mountain, LLC	Delaware
Williams MLP Operating, LLC	Delaware
Williams Midstream Gas Services LLC	Oklahoma
Williams Mobile Bay Producer Services, L.L.C.	Delaware
Williams Natural Gas Storage, LLC	Delaware
Williams Ohio River Valley Corporation	Delaware
Williams Ohio River Valley LLC	Delaware

Exhibit 21

ENTITY	JURISDICTION

Williams Ohio Valley Midstream LLC	Texas
Williams Ohio Valley Pipeline LLC	Delaware
Williams Oil Gathering, L.L.C.	Delaware
Williams PERK, LLC	Delaware
Williams Partners Operating LLC	Delaware
Williams Petroleum Services, LLC	Delaware
Williams Pipeline Services LLC	Delaware
Williams Propylene Company LLC	Delaware
Williams Resource Center, L.L.C.	Delaware
Williams Rocky Mountain Midstream Operating LLC	Delaware
Williams Solar Holdco LLC	Delaware
Williams Strategic Sourcing Company LLC	Delaware
Williams Upstream Holdings, LLC	Delaware
Williams WPC - I, LLC	Delaware
Worsham-Steed Gas Storage, LLC	Texas